Exhibit 10.2

AMENDMENT NO. 3 AND NOTICE PURSUANT TO
BRIDGE LOAN AGREEMENT

AMENDMENT NO. 3 AND NOTICE PURSUANT TO BRIDGE LOAN AGREEMENT, dated June 14, 2012 (this “Amendment”), is between General Moly, Inc., a Delaware corporation, (the “Company”), and Hanlong (USA) Mining Investment, Inc., a Delaware corporation, (“Lender”).

RECITALS

A.            The Company and Lender are parties to the Bridge Loan Agreement, dated March 4, 2010 (as amended by that certain Amendment No. 1 to Bridge Loan Agreement, dated July 30, 2010, that certain Amendment No. 2 to Bridge Loan Agreement, dated July 7, 2011, and as further amended, restated or replaced the “Agreement”);

B.            The Company and Lender are parties to the Option to Amend Bridge Loan Agreement, dated January 9, 2012 (as further amended, restated or replaced, the “Option”); and

C.            Pursuant to the Option, the Company desires to amend the Agreement as permitted by the Option.

Accordingly, the Company gives notice of this Amendment.

NOTICE AND AGREEMENT

Section 3.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“The Company shall repay the outstanding principal amounts of, and pay all accrued and unpaid interest on, the Bridge Loans on or before April 30, 2013 (the “Maturity Date”).”

Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

GENERAL MOLY, INC.

By:	/s/ Bruce D. Hansen
	Name:	Bruce D. Hansen
	Title:	Chief Executive Officer

HANLONG (USA) MINING INVESTMENT, INC.

By:	/s/ Nelson Feng Chen
	Name:	Nelson Feng Chen
	Title:	Director